SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): April 1, 2006


                          GLOBETECH ENVIRONMENTAL, INC.
        ----------------------------------------------------------------
               (Exact name of registrant as specified in Charter)


            Nevada                        0-27737                77-0454856
-------------------------------      -------------------     -------------------
(State or other jurisdiction of       (Commission File          (IRS Employer
 incorporation or organization)             No.)             Identification No.)


                          #700-300 South Fourth Street
                             Las Vegas, Nevada 89101
            ---------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                 (403) 261-2929
                     --------------------------------------
                            (Issuer Telephone number)



  -----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Adoption of 2006 Employee and Consultant Stock Plan

On April 1, 2006, the Board of Directors of Globetech Environmental, Inc. (the "Company") adopted the Globetech Environmental, Inc. 2006 Consultant and Employee Stock Plan (the "Stock Plan").

Pursuant to the Stock Plan, 5,000,000 shares of common stock are reserved for issuance to employees and consultants as compensation for past or future services or the attainment of goals.

The Stock Plan is administered by the Board of Directors subject to the right of the Board of Directors to appoint a committee of the Board of Directors to administer the same.

The foregoing is qualified in its entirety by reference to the Stock Plan, a copy of which is filed herewith as Exhibit 10.1.

Issuance of Shares to Officers in Payment of Accrued Compensation

On April 1, 2006, the Board of Directors approved the issuance to officers and directors of the following shares, to be issued under the Stock Plan, in payment of accrued but unpaid salary, fees and expenses:

                   Name and Title                    Shares Issued             Compensation Settled
       ----------------------------------------    -------------------     ------------------------------
       Donald Sampson, President
         and Director                                       2,000,000                          $ 160,000
       Theodor Hennig, Chief
         Financial Officer and
         Director                                             964,688                           $ 77,175

Grant of Stock Options

On April 1, 2006, the Board of Directors approved the grant of stock options, effective April 3, 2006, to the following officers and directors:

                          Name and Title                                     No. of Options
       -----------------------------------------------------    ------------------------------------------
       Donald Sampson, President and Director                                                   1,500,000
       Theodor Hennig, Chief Financial Officer
         and Director                                                                           1,500,000
       Donald Getty, Director                                                                     750,000
       Hans Frenzel, Director                                                                     250,000

Each of the options granted is for a term of 10 years and is exercisable at $0.08 per share.

Item 3.02         Unregistered Sales of Equity Securities

On April 1, 2006, the Company's Board of Directors approved the issuance of a total of 3,789,688 shares of common stock in settlement of $303,175 of salary, fees and expenses owed to four persons, including two officers and directors (as described in Item 1.01 above).

All of the securities described above were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933. The issuance was privately negotiated with existing employees, directors and consultants of the Company and with no general solicitation or public advertising.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 1, 2006, the Company's Board of Directors approved the appointment as a director of the company of Hans-Eberhardt Frenzel.

Mr. Frenzel has not been appointed, as yet, to any committees of the Board.

Mr. Frenzel's appointment was made pursuant to the terms of an Agreement between the Company and Logmed Technologie GmbH and affiliates in which the Company acquired the shares of Logmed Technologie and certain related rights and assets and the Company agreed to cause a designee of Logmed Technologie to appointed to the Company's board of directors.

Mr. Frenzel, age 60, served as a principal and managing director of Logmed Technologie from March 2004 until the Company's acquisition of Logmed Technology in March 2006 and continues to provide services to Logmed Technologie as a consultant on an as needed basis. Prior to joining Logmed Technologie, Mr. Frenzel served in various management capacities for Lufthansa Airlines for more than 15 years.

Except as described above, there have been no related party transactions between the Company and Mr. Frenzel.

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

                  10.1     2006 Consultant and Employee Stock Plan






                                       3




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GLOBETECH ENVIRONMENTAL, INC.

Dated:  April 5, 2006
                             By:        __/s/_____________________________
                                        Theodor Hennig
                                        Chief Financial Officer























                                       4